Nuveen Churchill Direct Lending Corp. Quarter Ended March 31, 2023 10 May 2023

2Nuveen Churchill Direct Lending Corp. Disclaimer This presentation is for informational purposes only. It does not convey an offer of any type and is not intended to be, and should not be construed as, an offer to sell, or the solicitation of an offer to buy, any securities of Nuveen Churchill Direct Lending Corp. (the “Company,” “NCDLC,” “we,” “us” or “our”). Any such offering can be made only at the time a qualified offeree receives a confidential private placement memorandum and other operative documents which contain significant details with respect to risks and should be carefully read. In addition, the information in this presentation is qualified in its entirety by reference to all of the information in the Company’s confidential private placement memorandum and the Company’s public filings with the Securities and Exchange Commission (the “SEC”), including without limitation, the risk factors. Nothing in this presentation constitutes investment advice. The Company’s securities have not been registered under the Securities Act of 1933 or listed on any securities exchange. You or your clients may lose money by investing in the Company. The Company is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Company will achieve its investment objectives. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Prospective investors should also seek advice from their own independent tax, accounting, financial, investment and legal advisors to properly assess the merits and risks associated with an investment in the Company in light of their own financial condition and other circumstances. These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of the Company. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in the Company’s confidential private placement memorandum and public filings with the SEC. An investment in the Company is speculative and involves a high degree of risk. There can be no guarantee that the Company’s investment objective will be achieved. The Company may engage in other investment practices that may increase the risk of investment loss. An investor could lose all or substantially all of his, her or its investment. The Company may not provide periodic valuation information to investors, and there may be delays in distributing important tax information. The Company’s fees and expenses may be considered high and, as a result, such fees and expenses may offset the Company’s profits. For a summary of certain of these and other risks, please see the Company’s confidential private placement memorandum and public filings with the SEC. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profitable or will equal the performance of these investments. This presentation contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward- looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors that are outlined in the Company’s confidential private placement memorandum and public filings with the SEC, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation: changes in the markets in which the Company invests and changes in financial and lending markets generally; an economic downturn and its impact on the ability of the Company's portfolio companies to operate and the investment opportunities available to the Company; interest rate volatility; the impact of supply chain constraints; labor shortages; and the elevated levels of inflation. The Company is providing the information as of this date (unless otherwise specified) and assumes no obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. All capitalized terms in the presentation have the same definitions as the Company’s 10-Q for the quarter ended March 31, 2023.

3Nuveen Churchill Direct Lending Corp. • Closed and/or committed to $2.6 billion in over 90 transactions across our platform for the first quarter, consistent with the investment activity for the same time period of 2022 • Our senior loan all-in yields increased to over 12% (compared to 6.6% one year ago), while net senior and total leverage both averaged a conservative 4.4x • We continue to be extremely focused on assessing the impacts of inflation, rising interest rates, labor shortages and supply chain issues on each and every opportunity and have found that our conservative and disciplined investment approach has been key to our strong portfolio performance today Overview Market Update Churchill Platform • Recent banking turmoil continued to highlight the important role of direct lenders as a reliable source of financing to private equity firms. In Q1 2023, sponsored middle market direct issuance fell to $12.5 billion, down 45% year-over-year, its lowest level since Q2 20201 • Direct lending LBO volume had a 4.7x advantage to syndicated LBOs in Q1 2023 - the third highest quarterly ratio of all time1 ◦ Continued trend as banking market financing costs rise and regulatory requirements tighten • Private debt continues to be an attractive sector to invest in, particularly on a risk-adjusted basis ◦ Pricing has widened by up to 100 bps and leverage has tightened by 0.5-1.0x • Scaled managers with dry powder, access to deal flow (either by way of new LBOs or incremental activity from their existing portfolio), a defensive stance and long standing private equity relationships are well positioned in the current market

4Nuveen Churchill Direct Lending Corp. Investment Activity Performance Liquidity 1Q23 Highlights $91M Investment Volume2 12.4% Average Investment Yield6 15 Investments $6.0M Avg. Investment Size Well-positioned with ample liquidity to support portfolio growth • Liquidity: $554M4 ◦ Uncalled shareholder commitments: $360M ◦ Financing Facilities’ availability: $194M5 Building momentum after Q4 • Closed $91M in new investment activity • Portfolio is highly diversified by company, sponsor, and industry Continued increase in dividend yield to shareholders • $0.50 regular dividend per share (11.3%3 annualized dividend yield) • $0.26 special/supplemental dividend per share (17.1%3 total annualized dividend yield) • NAV per share (as of 03/31/2023): $18.01

5Nuveen Churchill Direct Lending Corp. V ol u m e ($ M il li on s) Sp read / C ou p on (% ) Investment Activity (QoQ) $218M $146M $110M $91M 5.3% 5.8% 6.2% 6.5% 10.4% 11.6% 13.4% 12.7% 7.4% 9.4% 10.8% 11.4% Volume ($ Millions) Spread (%) Coupon (%) Interest rate on floating rate investments (%) 06/30/22 09/30/22 12/31/22 03/31/23 $0M $100M $200M $300M $400M $500M $600M $700M —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% • Closed 11 new portfolio investments and 4 add-ons totaling $91M2 • 6.5%7 average spread of new floating rate investments • 12.7%8 average coupon of new fixed rate investments 1Q23 Investment activity 20 Investments 17 Investments 28 Investments 9 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!! 15 Investments

6Nuveen Churchill Direct Lending Corp. Services: Business Healthcare & Pharmaceuticals High Tech Industries Beverage, Food & Tobacco Automotive Services: Consumer Capital Equipment Banking, Finance, Insurance, Real Estate Telecommunications Consumer Goods: Non-durable Others (13) First Lien Term Loan (including DDTLs) Subordinated Debt Equity Portfolio overview Average Asset Yield11 11.4% Average Position Size12 Key Portfolio Statistics 21.6% 9.7% 9.4% 6.4% 6.1% 5.5% 5.0% 4.6% 3.9% 3.8% 24.0% 87.1% 11.1% 1.8% 1487% First Lien Portfolio composition by investment type13 Portfolio diversification by Moody’s Industry Investment Portfolio at Fair Value10 $1.3B Portfolio Companies 153 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!! <1%

7Nuveen Churchill Direct Lending Corp. Capital summary Equity (60% called) $905M committed $545M called $360M uncalled Debt (80% drawn) $967M committed15 $769M drawn $194M available5 Overall (70% drawn) $554M liquidity4 + $1.87B committed $1.31B drawn = • $554M4 of liquidity through uncalled shareholder commitments and Financing Facilities • Asset Coverage Ratio of 167% (debt-to-equity ratio of 1.48x) + = + = PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

8Nuveen Churchill Direct Lending Corp. • The Company has one Subscription Facility, two Financing Facilities and one Collateralized Loan Obligation in place Financing overview Financing Facilities Amount ($Ms) Drawn ($Ms) Pricing Maturity Churchill NCDLC CLO-I $342.0 $342.0 S + 2.01%16 (no SOFR floor) April 20, 2034 SMBC Financing Facility $300.0 $268.6 S + 2.15% (no SOFR floor) November 24, 2025 Wells Fargo Financing Facility $275.0 $140.8 S + 2.20% (no SOFR floor) March 31, 2027 SMBC Subscription Facility $50.0 $17.5 S + 1.75% (no SOFR floor) September 8, 2023 Total $967.0 $768.9 Three Months Ended A ve ra ge I n te re st R at e (% ) A verage D aily B orrow in g ($ M s) Financing Activities (QoQ) $514 $614 $713 $738 3.0% 4.5% 6.0% 6.8% Average Daily Borrowing ($Ms) Average Interest Rate 06/30/22 09/30/22 12/31/22 03/31/23 —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $250 $500 $750 $1,000 $1,250 17 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

9Nuveen Churchill Direct Lending Corp. Net Asset Value $18.32 $0.60 -$0.55 -$0.21 -$0.16 $0.01 $18.01 NAV (12/31/22) Net investment income Shareholder distributions from income Shareholder distributions from realized gains Net realized and unrealized gain (loss) Other NAV (3/31/23) 19 18 20 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!! 18 • 1.7% quarter-over-quarter change in NAV per share primarily due to favorable returns on two equity investment realizations as well as a modest decline in fair value in the unrealized portfolio 19 $0.01

10Nuveen Churchill Direct Lending Corp. Internal risk rating Portfolio risk ratings ($ thousands) March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio Fair Value % of Portfolio 1 — — — — — — — — 2 — — — — — — — — 3 85,991 6.8 42,921 3.6 10,758 1.0 10,915 1.1 4 1,038,265 82.6 1,028,738 85.7 1,002,727 90.9 876,351 89.6 5 85,862 6.8 71,433 6.0 46,431 4.2 53,630 5.5 6 23,795 1.9 48,386 4.0 31,205 2.8 36,813 3.8 7 14,971 1.2 — — 11,943 1.1 — — 8 — — — — — — — — 9 — — 8,898 0.7 — — — — 10 8,374 0.7 — — — — — — Total 1,257,258 100.0 1,200,376 100.0 1,103,064 100.0 977,709 100.0 Rating Definition Rating Definition 1 Performing – Superior 6 Watch List – Low Maintenance 2 Performing – High 7 Watch List – Medium Maintenance 3 Performing – Low Risk 8 Watch List – High Maintenance 4 Performing – Stable Risk (Initial Rating Assigned at Origination) 9 Watch List – Possible Loss 5 Performing – Management Notice 10 Watch List – Probable Loss • Weighted average rating remains unchanged at 4.1 • No interest and/or principal defaults since inception • One investment on non-accrual (0.7% and 1.1% of total investments at fair value and cost, respectively)

11Nuveen Churchill Direct Lending Corp. Dividend history As of Record Date $0.43 $0.47 $0.50 $0.50$0.00 $0.00 $0.00 $0.26 9.2% 10.1% 10.8% 11.3% 17.1% Regular Dividend per Share ($) Special / Supp. Dividend per share ($) Annualized Dividend Yield (%) Annualized Dividend Yield (w. Special / Supp.) (%) 06/30/22 09/28/22 12/29/22 03/30/23 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 —% 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% • Total dividend distributions and dividend per share have continued to increase as the portfolio has grown • The Company declared $0.76 per share (17.1%3 annualized dividend yield) for the quarter ended on March 31, 2023 PLEASE DO NOT TOUCH THE FORMATTING (MOVE AROUND BOXES, CHANGE CHARTS ETC.) THANK YOU!!!

12Nuveen Churchill Direct Lending Corp. Dividend distribution activity Date Declared Record Date Payment Date Dividend per Share March 30, 2023 March 30, 2023 April 12, 2023 $0.50 March 30, 2023 March 30, 2023 April 12, 2023 $0.26 December 29, 2022 December 29, 2022 January 17, 2023 $0.50 September 28, 2022 September 28, 2022 October 11, 2022 $0.47 June 30, 2022 June 30, 2022 July 12, 2022 $0.43 March 30, 2022 March 31, 2022 April 12, 2022 $0.41 December 29, 2021 December 29, 2021 January 18, 2022 $0.40 September 29, 2021 September 29, 2021 October 11, 2021 $0.38 June 29, 2021 June 29, 2021 July 12, 2021 $0.31 March 29, 2021 March 29, 2021 April 19, 2021 $0.30 December 29, 2020 December 29, 2020 January 18, 2021 $0.28 November 4, 2020 November 4, 2020 November 11, 2020 $0.23 August 4, 2020 August 4, 2020 August 11, 2020 $0.28 April 16, 2020 April 16, 2020 April 21, 2020 $0.17 21

13Nuveen Churchill Direct Lending Corp. Share issuance activity Issuance Date Share Issuance Aggregate Offering Price Issuance Price per Share December 21, 2022 3,193,195 $60,000,000 $18.79 August 1, 2022 2,652,775 $50,081,849 $18.88 April 25, 2022 1,800,426 $34,963,980 $19.42 January 21, 2022 1,541,568 $30,000,000 $19.46 December 9, 2021 1,491,676 $29,207,475 $19.58 November 1, 2021 1,546,427 $30,000,000 $19.40 August 23, 2021 2,593,357 $50,000,000 $19.28 July 26, 2021 1,564,928 $30,000,000 $19.17 June 22, 2021 1,034,668 $20,000,000 $19.33 April 23, 2021 1,845,984 $35,000,000 $18.96 March 11, 2021 785,751 $15,000,000 $19.09 November 6, 2020 1,870,660 $35,000,000 $18.71 October 16, 2020 1,057,641 $20,000,000 $18.91 August 6, 2020 1,105,425 $20,000,000 $18.09 May 7, 2020 1,069,522 $20,000,000 $18.70 December 31, 2019 3,310,540 $66,210,800 $20.00 December 19, 2019 50 $1,000 $20.00 • As of March 31, 2023, the Company had 28,743,877 shares outstanding On April 6, 2023 we delivered a drawdown notice to our shareholders relating to the issuance of 2,205,038 shares of our common stock, par value $0.01 per share, for an aggregate offering price of approximately $40M. The shares were issued on April 20, 2023.

14Nuveen Churchill Direct Lending Corp. Company website churchillam.com/NCDL Investor Relations NCDL-IR@churchillam.com Contact us

15Nuveen Churchill Direct Lending Corp. Note: All information is as of March 31, 2023, unless otherwise noted. Numbers may not sum due to rounding. 1. Source: Refinitiv LPC’s 1Q23 Sponsored Middle Market Private Deals Analysis (April 2023). 2. Reflects the par amount of total new investment activity for the three months ended March 31, 2023. Investment Activity does not include draws on existing Delayed Draw Term Loans and partial paydowns. 3. Annualized dividend yield is the annualized total quarterly dividend per share divided by NAV per share as of March 31, 2023. 4. Represents the sum of uncalled shareholder commitments of $360M and Financing Facilities availability of $194M. 5. Available for borrowing based on the computation of collateral to support the borrowings and subject to compliance with applicable covenants and financial ratios. 6. Represents the unlevered weighted average spread plus the greater of 3-Month base rate, or base rate floor, adjusted for credit spread, if applicable, plus amortization of OID over 3-year assumed loan life. 3-Month SOFR as of March 31, 2023 was 4.91% 3-Month LIBOR as of March 31, 2023 was 5.19%. 7. Average Spread is calculated based off of par amount. 8. Average Coupon is calculated based off of par amount. Average coupon includes 79% cash coupon and 21% PIK. 9. Interest rate utilizes the floating rate investment spread plus the greater of 3-Month base rate, or base rate floor, if applicable for each respective transaction (LIBOR as of June 30, 2022 was 2.29%; SOFR as of June 30, 2022 was 2.12%; LIBOR as of September 30, 2022 was 3.75%; SOFR as of September 30, 2022 was 3.59%; LIBOR as of December 31, 2022 was 4.77%; SOFR as of December 31, 2022 was 4.59%; LIBOR as of March 31, 2023 was 5.19%; SOFR as of March 31, 2023 was 4.91%). 10. Represents total investment portfolio at Fair Value. Total par value of debt investment commitments is $1,400M which includes approximately $110M of unfunded delayed draw term loan commitments. 11. Weighted average yield on debt and income producing investments, at fair value. The weighted average yield of the Company’s debt and income producing securities is not the same as a return on investment for our shareholders but, rather, relates to our investment portfolio and is calculated before the payment of all of our and our subsidiaries’ fees and expenses. The weighted average yield was computed using the effective interest rates as of each respective date, including accretion of original issue discount, but excluding investments on non-accrual status, if any. 12. Average Position Size (at fair value) is calculated as a percentage of Total Portfolio (at fair value) divided by Committed Capital. Committed Capital includes Equity Commitment of $905M as of March 31, 2023 and $967M from Financing Facilities. 13. Investment Type reflects classification at issuance. 14. 40% of first lien term loans are unitranche positions. Endnotes

16Nuveen Churchill Direct Lending Corp. Endnotes Note: All information is as of March 31, 2023, unless otherwise noted. Numbers may not sum due to rounding. 15. Represents current Financing Facilities amount. 16. Interest rates represent the weighted average spread over 3-month SOFR for the various floating rate tranches of issued notes within the CLO. The weighted average interest rate for the CLO excludes tranches with a fixed interest rate. 17. Average Interest Rate includes borrowing interest expense and unused fees. 18. The per share data was derived by using the weighted average shares outstanding during the period. 19. The per share data for distributions reflects the actual amount of distributions declared during the period. 20. Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date. 21. Represents a special/supplemental dividend.